Exhibit 10.2
                      AMENDED AND RESTATED PROMISSORY NOTE


$800,000                                Sudbury, Massachusetts
                                        As of March 7, 1997 (Originally
                                        dated January 20, 1994 as
                                        previously amended as of
                                        March 30, 1994, June 15, 1995 and
                                        April 5, 1996)

         For value received, the undersigned, FOCUS ENHANCEMENTS, INC., a Delaware corporation and LAPIS TECHNOLOGIES, INC., a California corporation (each a "Borrower" and collectively the "Borrowers"), jointly and severally promise to pay to SILICON VALLEY BANK (the "Bank") at the office of the Bank located at 3003 Tasman Drive Santa Clara, California 95054, or to its order, the lesser of Eight Hundred Thousand Dollars ($800,000) or the outstanding principal amount hereunder, on March 7, 1998 (the "Maturity Date"), together with interest on the principal amount hereof from time to time outstanding at a fluctuating rate per annum equal to the Prime Rate (as defined below) plus the Applicable Margin (as defined in the Credit Agreement) until the Maturity Date, payable monthly in arrears on the first day of each calendar month occurring after the date hereof and on the Maturity Date, provided, further, however, the Borrowers agree to make eleven (11) consecutive monthly prepayments of principal in the amount of Ten Thousand Dollars ($10,000) each, commencing May 1, 1997 and ending March 1, 1998, provided, further however, the final payment on the Maturity Date shall be sufficient in amount to satisfy all outstanding obligations of the Borrowers hereunder. The Borrowers jointly and severally promise to pay on demand interest at a per annum rate of interest equal to the Prime Rate plus the Applicable Margin plus 5% on any overdue principal (and to the extent permitted by law, overdue interest). The Bank's "Prime Rate" is the per annum rate of interest from time to time announced and made effective by the Bank as its Prime Rate (which rate may or may not be the lowest rate available from the Bank at any given time).

         Computations of interest shall be made by the Bank on the basis of a year of 360 days for the actual number of days occurring in the period for which such interest is payable.

         This promissory note amends and restates the terms and conditions of the obligations of the Borrower under the promissory note dated as of January 20, 1994 as previously amended as of March 30, 1994, June 15, 1995 and April 5, 1996 (the "Original Note") by the Borrower to the Bank. Nothing contained in this promissory note shall be deemed to create or represent the issuance of new indebtedness or the exchange by the Borrower of the Original Note for a new promissory note. This note is the promissory note referred to in the Credit Agreement herewith by and among the Bank and the Borrowers (together with all related exhibits and schedules), as amended as of January 24, 1994, March 30, 1994, October 6, 1994, June 15, 1995, April 5, 1996 and March 7, 1997 and as the same may be amended, modified or supplemented from time to time (the "Credit Agreement"), and is entitled to the benefits thereof and of the other Loan Documents referred to therein, and is subject to optional and mandatory prepayment as provided therein. This note is secured by Security


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                                      - 2 -

Agreements dated of even date herewith each Borrower in favor of the Bank, as the same may be amended, modified or supplemented from time to time.

         Each reference in each Loan Document (as defined in the Credit Agreement) to "the Note", "thereof", "therein", "thereunder", or words of like import referring to the Original Note, shall mean and be a reference to the Original Note, as amended and restated hereby.

         Upon the occurrence of any Event of Default under, and as defined in, the Credit Agreement, at the option of the Bank, the principal amount then outstanding of and the accrued interest on the advances under this note and all other amounts payable under this note shall become immediately due and payable, without notice (including, without limitation, notice of intent to accelerate), presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrowers.

         The Bank shall keep a record of the amount and the date of the making of each advance pursuant to the Credit Agreement and each payment of principal with respect thereto by maintaining a computerized record of such information and printouts of such computerized record, which endorsement or computerized record, and the printouts thereof, shall constitute prima facie evidence of the accuracy of the information so endorsed.

         The undersigned jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of the Bank (including, without limitation, the reasonable fees and expenses of attorneys) in connection with the enforcement of this note and the other Loan Documents and the preservation of their respective rights hereunder and thereunder.

         No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Bank, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. Each Borrower and every endorser or guarantor of this note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral for this note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

         THE BORROWERS ACKNOWLEDGE THAT THIS NOTE SHALL BE DEEMED DELIVERED TO THE BANK AND ACCEPTED BY THE BANK IN THE STATE OF CALIFORNIA.

         EACH BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING WHICH ARISES OUT OF OR BY REASON OF THIS NOTE, ANY LOAN DOCUMENT (AS DEFINED IN THE CREDIT AGREEMENT) OR THE TRANSACTIONS CONTEMPLATED HEREBY.



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                                      - 3 -

         BY ITS EXECUTION AND DELIVERY OF THIS NOTE, EACH BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA OR THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS NOTE, ANY LOAN DOCUMENT (AS DEFINED IN THE CREDIT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ADDITION TO ANY OTHER COURT IN WHICH SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT, IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED BY ANY SUCH COURT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN WHICH IT SHALL HAVE BEEN SERVED WITH PROCESS IN THE MANNER HEREINAFTER PROVIDED, SUBJECT TO EXERCISE AND EXHAUSTION OF ALL RIGHTS OF APPEAL AND TO THE EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN SUCH ACTION, SUIT OR PROCEEDING ANY CLAIMS THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER, AND AGREES THAT PROCESS MAY BE SERVED UPON IT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED BY CHAPTER 223A OF THE GENERAL LAWS OF MASSACHUSETTS, RULE 4 OF THE MASSACHUSETTS RULES OF CIVIL PROCEDURE OR RULE 4 OF THE FEDERAL RULES OF CIVIL PROCEDURE.

         ALL RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS AND THIS NOTE SHALL BE DEEMED TO BE UNDER SEAL.

                                    FOCUS ENHANCEMENTS, INC.


                                    By: /s/ Harry G. Mitchell
                                         Name: Harry G. Mitchell
                                         Title: Sr. Vice President & CFO



                                    LAPIS TECHNOLOGIES, INC.


                                    By: /s/ Harry G. Mitchell
                                         Name: Harry G. Mitchell
                                         Title: Sr. Vice President & CFO